Filed Pursuant to Rule 497(e)

1933 Act File No. 333-171987

1940 Act File No. 811-22524

Precidian ETFs Trust

MAXIS® Nikkei 225 Index Fund

November 1, 2013

Supplement to the Statement of Additional Information dated July 29, 2013

Information Regarding Portfolio Manager Changes

Effective as of October 28, 2013, Chad M. Rakvin and Shaun Murphy do not serve as portfolio managers of the MAXIS® Nikkei 225 Index Fund (the “Fund”). Jordan Dekhayser continues to serve as a portfolio manager of the Fund, with Robert Anstine joining Mr. Dekhayser as a portfolio manager of the Fund.

The following replaces the paragraphs under “Portfolio Managers” on page 19 with the following:

Portfolio Managers

The Sub-Advisor acts as portfolio manager for the Fund pursuant to the Sub-Advisory Agreement. The Sub-Advisor will supervise and manage the investment portfolio of the Fund covered by their sub-advisory agreement and will direct the purchase and sale of such Fund’s investment securities. The Sub-Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective.

The individual members of the team responsible for the day-to-day management of the portfolios of the Fund operate as a team and are:

Jordan Dekhayser is a Vice President and Portfolio Manager of the Sub-Advisor. Mr. Dekhayser has been with the Sub-Advisor since 2008 and is responsible for managing various international index equity portfolios. During 2008 and 2009, Mr. Dekhayser managed several international equity ETFs. Prior to joining NTI, he worked at Deutsche Bank from 2003 to 2008 as a sales-trader for the Global Equity Portfolio Trading team where he provided sales coverage for U.S. institutional clients trading abroad. Mr. Dekhayser is a CFA charter holder and a member of the CFA Institute.

Robert Anstine is Vice President of the Sub-Advisor. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.

The following supplements the information under “Other Accounts Managed” on page 19 with the following:

The following table provides additional information about other portfolios or accounts managed by Mr. Anstine as of October 30, 2013. The table reflects the total number of other accounts managed by Mr. Anstine within each category below and the total assets in the accounts managed within each category below. Mr. Anstine does not manage accounts on a performance basis.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Robert Anstine	11	$4.05 billion	0	$0	19	$1.1 billion

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The date of this Supplement is November 1, 2013. Our prospectus and statement of additional information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

Investors Should Retain This Supplement for Future Reference